UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Lifeline Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFELINE SYSTEMS, INC.

111 Lawrence Street

Framingham, MA 01702-8156

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 4, 2004

To the Stockholders of

LIFELINE SYSTEMS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Lifeline Systems, Inc., a Massachusetts corporation (the “Company”), will be held on Tuesday, May 4, 2004, at 10:00 A.M., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, to consider and vote upon the following matters:

1.	The election of three Class III Directors, each to hold office until the Annual Meeting of Stockholders in 2007 and until his or her successor is elected and qualified;

2.	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year ending December 31, 2004; and

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

Stockholders of record at the close of business on March 26, 2004 are entitled to vote at the meeting. Your vote is important regardless of the number of shares you own. Whether you expect to attend the meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. You can also authorize the voting of your shares over the Internet or by telephone as provided in the instructions set forth on the proxy card. Your prompt response is necessary to assure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

JEFFREY A. STEIN, Clerk

Framingham, Massachusetts

April 1, 2004

LIFELINE SYSTEMS, INC.

111 Lawrence Street

Framingham, MA 01702-8156

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

May 4, 2004

This Proxy Statement contains information about the Annual Meeting of Stockholders (the “Annual Meeting”) of Lifeline Systems, Inc. (the “Company”). The Annual Meeting is scheduled to be held at 10:00 A.M., local time, on Tuesday, May 4, 2004 at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting, and at any adjournment or adjournments of the Annual Meeting. All proxies will be voted in accordance with the instructions contained therein, and if no instruction is specified, the proxies will be voted in favor of proposals 1 and 2 as set forth in the Notice of Meeting.

Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Chief Financial Officer of the Company, by the submission of another signed proxy bearing a later date, by a later electronic vote or by the stockholder’s personal attendance at the meeting and voting by ballot. This Proxy Statement is being mailed on or about April 5, 2004 to all holders of the Company’s common stock at the close of business on March 26, 2004.

All share numbers and share prices in this proxy statement have been adjusted to reflect a two-for-one stock split, in the form of a stock dividend, on December 17, 2003.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following matters:

1.	The election of three Class III Directors, each to hold office until the Annual Meeting of Stockholders in 2007 and until his or her successor is elected and qualified; and

2.	The ratification of the selection by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent auditors for the 2004 fiscal year.

The stockholders will also act on any other business that may properly come before the Annual Meeting.

Who can vote?

To be able to vote, you must have been a stockholder of record at the close of business on March 26, 2004. This date is the record date for the Annual Meeting.

On March 26, 2004, there were 13,477,390 shares of common stock, $0.02 par value per share, of the Company (the “Common Stock”) issued, outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock that you own on the record date entitles you to one vote on each matter that is proposed.

How can I vote?

You can vote in one of four ways:

You may vote by mail.    You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

You may vote over the Internet.    If you are the record holder of your shares, you may authorize your vote on the Internet by following the instructions that appear on the enclosed proxy card. Have the enclosed proxy card available when you access the web page.

You may vote by telephone.    If you are the record holder of your shares, you may vote by touchtone telephone by following the instructions that appear on the enclosed proxy card. Have the enclosed proxy card available when you call.

You may vote in person.    If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting.

Can I vote if my shares are held in “street name?”

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items as to which you have not given instructions, the shares will be treated as “broker non-votes.”

If your shares are held in street name and you wish to attend the Annual Meeting on May 4, 2004, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from your brokerage firm or bank.

Can I vote if my shares are held in my 401(k) account?

If you participate in the Lifeline Employees’ Savings and Investment Plan (the “401(k) Plan”) sponsored by the Company, you may vote an amount of shares of common stock equivalent to the interest in the Company’s Common Stock credited to your account as of the record date. In order to vote your shares you will need to complete the enclosed proxy card and send it to the 401(k) Plan administrator, CitiStreet LLC, at the address set forth on the accompanying envelope. CitiStreet will direct the trustee of the 401(k) Plan to vote the shares in the manner directed on the proxy card. If CitiStreet does not receive a signed proxy card from you by 5:00 p.m. eastern standard time on April 29, 2004, your shares will not be represented at the Annual Meeting.

Can I change my vote after I mail my proxy card? What if I voted electronically or by telephone?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by doing any one of the following:

•	signing another proxy with a later date;

•	accessing the Internet and following the instructions for Internet proxy authorization that appear on the enclosed proxy card;

•	following the instructions that appear on the enclosed proxy card for proxy authorization by phone;

•	giving the Chief Financial Officer of the Company a written notice before or at the Annual Meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance alone at the Annual Meeting will not revoke your proxy.

If you are not the record holder of your shares, you must follow the instructions of your bank or brokerage firm in order to change your vote.

What constitutes a quorum?

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting, or at least 6,738,696 shares.

Shares of Common Stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

Election of Directors.    The affirmative vote of the holders of shares representing a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors.

Ratification of Auditors.    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter is required for the ratification of the approval of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year ending December 31, 2004.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether executed by you directly or through Internet or telephonic authorization, or on a ballot voted in person at the meeting. If you submit a proxy but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in favor of proposals 1 and 2 as set forth in the Notice of Meeting.

If you abstain from voting on a particular matter or your shares are “broker non-votes” your shares will not be voted in favor of any particular matter described in this proxy statement and will also not be counted as votes cast or shares voting on such matter. As a result, abstentions and broker non-votes will have no effect on the outcome of voting at the Annual Meeting.

Who will count the votes?

The votes will be counted, tabulated and certified by the Company’s transfer agent, Registrar and Transfer Company.

How does the Board of Directors recommend that I vote on the proposals?

Your Board of Directors recommends that you vote:

FOR the election of each of the three Class III Director nominees named in this proxy statement, each to hold office until the Annual Meeting of Stockholders in 2007 and until his or her successor is elected and qualified; and

FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

Will any other business be conducted at the Annual Meeting or will other matters be voted upon?

The Board of Directors does not know of any other matters that may come before the meeting. Under the Company’s by-laws, the deadline for stockholders to notify the Company of any proposals or nominations for director to be presented for action at the Annual Meeting has passed. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement, whether executed by you directly or through Internet or telephonic authorization, will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

The Company will report the voting results in its quarterly report on Form 10-Q for the second quarter of fiscal 2004, which the Company expects to file with the Securities and Exchange Commission, commonly referred to as the SEC, on or before August 9, 2004.

How can I obtain an annual report on Form 10-K?

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003 is included with this proxy statement.

The Company will, upon written request of any stockholder, provide without charge an additional copy of its annual report on Form 10-K, including financial statements and financial statement schedules, as filed with the SEC. Requests should be addressed to the Company in care of:

Chief Financial Officer

Lifeline Systems, Inc.

111 Lawrence Street

Framingham, MA 01702-8156

(508) 988-1000

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting or your ownership of the Company’s Common Stock, please contact the Company’s Chief Financial Officer at the address or telephone number listed above.

STOCK OWNERSHIP INFORMATION

The following table sets forth certain information, as of January 31, 2004, unless otherwise indicated, with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation,” below, and (iv) all current directors and executive officers of the Company as a group. The number of shares of common stock beneficially owned by each 5% stockholder, director or executive officer is determined under Section 13 of the Securities Exchange Act of 1934 and the rules promulgated thereunder by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed. For each named stockholder and for all directors and executive officers as a group, the share amounts include those shares as to which such person had a right to acquire beneficial ownership by exercising stock options as of January 31, 2004, or within 60 days following that date as follows: Mr. Baldwin, 14,001 shares, Mr. Bolesky, 22,001 shares, Dr. Casscells, 16,668 shares, Ms. Feingold, 10,001 shares, Mr. Feinstein, 352,087 shares, Dr. Kasputys, 60,001 shares, Mr. Reich, 109,356 shares, Ms. Roberts, 64,001 shares, Mr. Shapiro, 38,001 shares, Mr. Strange, 96,796 shares, Dr. Vineyard, 60,001 shares, Mr. Wechsler, 75,000 shares and all directors and executive officers as a group, 986,182 shares. The share amounts also include shares beneficially owned by certain executive officers through participation in the Company’s 401(k) Plan, as to which shares such person exercises sole investment and voting power.

The address of each of the directors and executive officers listed below is c/o Lifeline Systems, Inc., 111 Lawrence Street, Framingham, MA 01702-8156.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding (1)
VA Partners, LLC (2) One Maritime Plaza, Suite 1400 San Francisco, CA 94111	2,520,200	18.8%

Pequot Capital Management, Inc. (3) 500 Nyala Farm Road Westport, CT 06880	1,529,250	11.4%

L. Dennis Shapiro (4)	1,358,541	10.1%

T. Rowe Price Associates, Inc. (5) 100 E. Pratt Street Baltimore, MD 21202	1,018,800	7.6%

Ronald Feinstein	572,454	4.2%

Richard M. Reich (6)	135,557	1.0%

Joseph E. Kasputys, Ph.D.	111,301	*

Donald G. Strange	106,786	*

Gordon C. Vineyard, M.D.	77,603	*

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding (1)

Leonard E. Wechsler	76,064	*

Carolyn C. Roberts	66,001	*

Everett N. Baldwin (7)	50,001	*

Edward M. Bolesky	23,504	*

S. Ward Casscells, III, M.D.	16,668	*

Ellen Feingold	10,001	*

All directors and officers as a group (14 persons) (8)	2,674,982	18.6%

* Less	than 1% of the outstanding stock

(1)	Number of shares deemed outstanding includes 13,411,728 shares outstanding as of January 31, 2004, plus any shares subject to options held by the named person or entity that are currently exercisable or exercisable within 60 days after January 31, 2004.

(2)	Represents holdings based on a Form 4 filed with the SEC on January 5, 2004.

(3)	Represents holdings based on an amendment to Schedule 13G filed with the SEC on February 13, 2004.

(4)	Includes the following shares as to all of which Mr. Shapiro disclaims beneficial ownership: 70,624 shares held by Mr. Shapiro’s wife, 8,248 shares held by Mr. Shapiro as custodian for his children over which he has sole voting and investment power; 53,714 shares in the name of Mr. Shapiro’s children over which he has shared voting and dispositive power; and 328,750 shares held in various trusts for the benefit of various family members of which Mr. Shapiro and/or his wife are trustees.

(5)	Represents holdings based on an amendment to Schedule 13G filed with the SEC on February 6, 2004. These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc., which owns 667,200 shares for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6)	Includes 15,668 shares owned by Mr. Reich jointly with his wife.

(7)	Includes 36,000 shares held by the Everett N. Baldwin Revocable Trust of 1997.

(8)	Includes 36,086 shares beneficially owned by such persons through the 401(k) Plan as to which such persons possess sole investment and voting power.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Company’s Board of Directors is classified into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with members of each class holding office for staggered three-year terms. There are currently two Class I Directors, whose terms expire at the 2005 Annual Meeting of Stockholders, three Class II Directors, whose terms expire at the 2006 Annual Meeting of Stockholders, and three Class III Directors, whose terms expire at the 2004 Annual Meeting of Stockholders.

The persons named in the proxy will vote to elect as Class III Directors the three nominees named below unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy (whether executed by you or through Internet or telephonic voting) to that effect. If any of the nominees becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable. Gordon C. Vineyard has served as a director since 1985, Carolyn C. Roberts has served as a director since 1994 and S. Ward Casscells has served as a director since 2002. Each nominee will be elected to hold office until the Annual Meeting of Stockholders in 2007 and until his or her successor is elected and qualified.

The following table sets forth the name of the nominees for election to the Board of Directors at the Annual Meeting, followed by the name of each other director who will continue in office after the Annual Meeting, and each such person’s principal occupation and business experience during the past five years, his or her age and the year in which he or she became a director of the Company. There are no family relationships between or among any officers or directors of the Company.

Name, Principal Occupation and Business Experience During the Past Five Years	Age	First Became a Director
The three nominees for election as Class III Directors to serve until the Annual Meeting of Stockholders in 2007:

S. WARD CASSCELLS, III, M.D. (4) Dr. Casscells is the Vice President for biotechnology and a professor of public health at the University of Texas Health Science Center at Houston where he holds the John Edward Tyson Distinguished Professorship of Medicine. From 1993 through 2001, he was the specialist in cardiovascular medicine and chief of cardiology at the University of Texas. Dr. Casscells has served in leadership roles in a number of medical and public health organizations and is the recipient of many prestigious awards.	52	2002

CAROLYN C. ROBERTS (1) (4)

Ms. Roberts is CEO Emerita of Copley Health Systems, Inc., where she served as President and Chief Executive Officer from 1982 to October 2000. Ms. Roberts is a Health Policy Advisor for Senator James Jeffords of Vermont and a consultant to the Joint Commission for Health Care Accreditation (JCAHO) on whose Board of Commissioners she served from 1996 through 2002, during which time she also served on the Board of Directors of Joint Commission Resources and Joint Commission International. Ms. Roberts served on the Board of Trustees of the American Hospital Association from 1990 to 1997, was Chair of the Board in 1994 and, from 1991 to 1996, was a member of its Executive Committee.

	65	1994

Name, Principal Occupation and Business Experience During the Past Five Years	Age	First Became a Director

GORDON C. VINEYARD, M.D. (1) (4) Dr. Vineyard was Chief of Surgery of Harvard Vanguard Medical Associates from 1980 to 1991. He served as its Surgeon-in-Chief and Director of Surgical Specialties and Radiology from 1991 to May 1999 when he became interim Chief Executive Officer. He was also Associate Clinical Professor of Surgery at the Harvard Medical School. Dr. Vineyard retired from active medical practice in March 2000 and currently serves as President and Chairman of the Board of Massachusetts Health Data Consortium.	67	1985

The two Class I Directors named below will continue in office until the Annual Meeting of Stockholders in 2005:

EVERETT N. BALDWIN (1) (4) Mr. Baldwin served as President and Chief Executive Officer of Welch Foods, Inc. from August 1982 to August 1995, and as a Director of Welch Foods, Inc. from August 1982 to December 1995. Mr. Baldwin retired from Welch Foods in 1995.	71	1991

L. DENNIS SHAPIRO (1) (2) (4) Mr. Shapiro has been Chairman of the Board since 1978 and was Chief Executive Officer and Treasurer of the Company from 1978 through December 1988.	70	1978

The three Class II Directors named below will continue in office until the Annual Meeting of Stockholders in 2006:

ELLEN FEINGOLD (2) (3) (4) Ms. Feingold has been president of Boston-based Jewish Community Housing for the Elderly since 1981. Ms. Feingold has served in a number of appointed and elected positions, most recently appointed as co-chair of the U.S. Commission on Affordable Housing and Health Facility Needs for Seniors in the 21st Century.	73	2003

RONALD FEINSTEIN Mr. Feinstein has been President and Chief Executive Officer of the Company since January 1, 1993.	58	1985

JOSEPH E. KASPUTYS, PH.D. (2) (3) (4)

Dr. Kasputys founded and has been Chairman and Chief Executive Officer of Global Insight, Inc. since March 2001. Through its acquired companies, Global Insight provides economic and financial information and forecasts to clients in government, finance and industry. Prior to that, Dr. Kasputys was Chairman of Thomson Financial, a two billion dollar division of The Thomson Corporation, from September 2000 to December 2000. He was Chairman, President and Chief Executive Officer of Primark Corporation, an international company traded on the NYSE primarily engaged in the information industry, from June 1987 to September 2000, when Primark Corporation was acquired by The Thomson Corporation.

	67	1985

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Stock Option Plans Committee
(4)	Member of Nominating and Corporate Governance Committee

Board and Committee Meetings

Board Committees

During the fiscal year ended December 31, 2003, the Board of Directors of the Company held eight meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees of the Board on which they respectively served.

The Board of Directors has established four standing committees:

•	Audit Committee;

•	Compensation Committee;

•	Stock Option Plans Committee; and

•	Nominating and Corporate Governance Committee.

The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each operate under a charter that has been approved by the Board of Directors. Current copies of each committee’s charter are posted on the Investor Relations section of the Company’s website at www.lifelinesys.com. In addition, a copy of the Audit Committee Charter, as in effect on the date of this proxy statement, is attached as Appendix A.

The Board of Directors has determined that all of the members of each of these standing committees are independent as defined under the new rules of the Nasdaq Stock Market that become applicable to the Company on the date of the Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In addition, all of the members of the Audit Committee are independent as defined by the rules of the Nasdaq Stock Market that apply to the Company until the date of the Annual Meeting.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;

•	overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from the independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditors and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included in this proxy statement).

The Board of Directors has determined that Mr. Baldwin is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The members of the Audit Committee are Messrs. Baldwin and Shapiro, Dr. Vineyard and Ms. Roberts. The Audit Committee met five times during the fiscal year ended December 31, 2003.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer;

•	determining the compensation of the Chief Executive Officer;

•	reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of the Company’s other executive officers;

•	overseeing an evaluation of the Company’s senior executives;

•	overseeing and administering the Company’s cash incentive plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.

The members of the Compensation Committee are Dr. Kasputys, Mr. Shapiro and Ms. Feingold. The Compensation Committee met four times during the fiscal year ended December 31, 2003.

Stock Option Plans Committee

The Stock Option Plans Committee is a subcommittee of the Compensation Committee and its principal function is to grant incentive awards to executives and key employees of the Company and to otherwise administer the Company’s stock option plans. The members of the Stock Option Plans Committee are Dr. Kasputys and Ms. Feingold. The Stock Option Plans Committee met four times during the fiscal year ended December 31, 2003.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each committee of the Board of Directors;

•	reviewing and making recommendations to the Board of Directors with respect to management succession planning;

•	developing and recommending to the Board of Directors corporate governance principles; and

•	overseeing an annual evaluation of the Board of Directors.

The members of the Nominating and Corporate Governance Committee are Messrs. Baldwin and Shapiro, Drs. Casscells, Kasputys and Vineyard and Messes. Feingold and Roberts. The Nominating and Corporate Governance Committee was established by the Board of Directors on February 4, 2004 and as of the date of this proxy statement, had not held its first meeting.

Director Candidates

As of the date of this proxy statement, the Nominating and Corporate Governance Committee did not have a formal policy with regard to the consideration of director candidates recommended by stockholders. The Board of Directors does not feel a formal policy is necessary as the Nominating and Corporate Governance Committee does consider director nominees recommended by its stockholders. There has been no change in the procedure by which stockholders may recommend nominees to the Company’s Board of Directors, except that such nominees will now initially be considered by the Nominating and Corporate Governance Committee rather than the full Board of Directors. The names of such nominees should be addressed to:

Nominating and Corporate Governance Committee

c/o Chief Financial Officer

Lifeline Systems, Inc.

111 Lawrence Street

Framingham, MA 01702-8156

(508) 988-1000

No stockholder has submitted names of director nominees for consideration at the Annual Meeting.

Communicating with the Independent Directors

The Board of Directors does not have a formal policy with regard to stockholder communications to the Board of Directors. The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or they consider appropriate.

Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to:

Board of Directors

c/o Chief Financial Officer

Lifeline Systems, Inc.

111 Lawrence Street

Framingham, MA 01702-8156

(508) 988-1000

The Company does not have a policy regarding director attendance at its Annual Meetings of Stockholders. At the Company’s 2003 Annual Meeting of Stockholders, seven of the eight members of the Board were in attendance.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and the holders of more than 10% of the Common Stock of the Company to file with the SEC initial reports of ownership of the Company’s Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of reports filed by reporting persons of the Company or written representations from certain reporting persons that no Form 5 filing was required for such person, the Company believes that during the fiscal year ended December 31, 2003 all filings required to be made by its reporting persons were timely made in accordance with the requirements of the Securities Exchange Act of 1934.

Directors’ Compensation

For the fiscal year ended December 31, 2003, each director who was not an executive officer (a “non-employee director”) received an annual retainer fee of $12,000 plus $750 for each Board meeting attended from January 1, 2003 through April 1, 2003 and $1,000 for each Board meeting attended from April 2, 2003 through December 31, 2003, and $500 for each committee meeting attended ($750 for each day during which a director attended both a Board and a committee meeting from January 1, 2003 through April 1, 2003 and $1,000 each day from April 2, 2003 through December 31, 2003). Members of the Board of Directors receive $500 for each telephonic committee meeting attended by them. The Chairmen of the Audit Committee and the Compensation Committee each received an annual fee of $3,500 for their services in these capacities in addition to their regular annual retainer fees. Executive officers do not receive any additional remuneration for their services as directors. The Chairman of the Board, Mr. Shapiro, received an annual fee of $12,500 for his services as Chairman in addition to his regular annual retainer fee.

The Company’s 2000 Stock Incentive Plan provides that non-employee directors receive, on the sixth business day of each calendar year, options to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of such shares on the date of grant, vesting one-third on the date of grant and one-third on each of the next two anniversary dates.

Executive Compensation

Summary Compensation

The following table sets forth certain information concerning the compensation for each of the last three fiscal years of the Company’s Chief Executive Officer and the Company’s four other most highly compensated executive officers during the fiscal year ended December 31, 2003 who were serving as executive officers at December 31, 2003 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Restricted Stock Award	Securities Underlying Options (#)(1)		All Other Compensation ($)(2)
Ronald Feinstein President and Chief Executive Officer	2003 2002 2001	$335,833 312,500 297,252	$421,600 274,787 345,091	(3) (4) (4)	$754,200 — —	90,000 70,000 80,000		$2,700 2,700 2,472

Richard M. Reich Senior Vice President and Chief Information Officer	2003 2002 2001	$195,116 187,250 179,850	$117,245 75,636 87,144	(3) (3) (3)	— — —	16,000 12,000 15,000		$2,700 2,700 2,422

Edward M. Bolesky Senior Vice President, Customer Care	2003 2002 2001	$179,167 104,775 —	$107,400 39,747 —	(3) (3)(6)	— — —	16,000 50,000 —		$2,700 — —

Donald G. Strange Senior Vice President, Sales	2003 2002 2001	$170,833 163,833 156,667	$100,907 62,906 76,070	(3) (3) (3)	— — —	16,000 12,000 15,000		$2,700 2,700 2,424

Leonard E. Wechsler President, Lifeline Systems Canada and Vice President, Lifeline Systems, Inc.	2003 2002 2001	$144,026 120,454 115,286	$158,695 251,628 113,389	(5) (5) (5)	— — —	— 48,000 18,000	(7)	— — —

(1)	Reflects the grant of options to purchase Common Stock.

(2)	Represents Company contributions on the executive officer’s behalf to the Company’s 401(k) Plan.

(3)	Represents amounts paid under the Company’s Executive Bonus Plan.

(4)	Represents amounts paid under the Company’s Executive Bonus Plan. Also includes $31,922 and $92,216 paid to Mr. Feinstein in fiscal years 2002 and 2001, respectively, as a special bonus pursuant to the terms of a Special Bonus Agreement with the Company, which amount was based on the Company’s pre-tax profit in each of those years.

(5)	Represents amounts paid under Lifeline Systems Canada’s annual bonus plan as well as a long-term incentive bonus paid in accordance with the Amended Employment Agreement between Mr. Wechsler and Lifeline Systems Canada, Inc.

(6)	Mr. Bolesky became an executive officer of the Company in May 2002.

(7)	Includes an option to purchase 30,000 shares of Common Stock granted to Mr. Wechsler in connection with Mr. Wechsler agreeing to enter a multi-year employment agreement as President of Lifeline Systems Canada.

Option Grants

The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 2003 to each of the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Securities Underlying Options Granted (#) (2)		Percent of Total Options Granted To Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
Ronald Feinstein	90,000	(3)	22.87%	$10.48	02/13/13	$592,890	$1,502,501
Richard M. Reich	16,000	(4)	4.07%	10.57	02/05/13	106,334	269,470
Edward M. Bolesky	16,000	(4)	4.07%	10.57	02/05/13	106,334	269,470
Donald G. Strange	16,000	(4)	4.07%	10.57	02/05/13	106,334	269,470
Leonard E. Wechsler	—		—	—	—	—	—

(1)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

(2)	Under the terms of the Company’s 2000 Stock Incentive Plan, the Stock Option Plans Committee retains discretion, subject to limits set forth in the plan, to modify the terms of outstanding options. The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.

(3)	Exercisable as to one third of the original number of shares on the third anniversary of the grant date and as to an additional one third of the original number of shares at the end of each successive anniversary following the third anniversary of the grant date until the fifth anniversary of the grant date.

(4)	Exercisable in installments beginning one year after the date of grant, with one-third of the shares covered thereby becoming exercisable at that time and an additional one-third of the shares covered thereby becoming exercisable on each of the next two anniversary dates.

Option Exercises and Year-End Values

The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended December 31, 2003 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name			Exercisable/Unexercisable		Exercisable/Unexercisable
Ronald Feinstein	57,034	$600,215	302,087	163,333	$3,151,604	$1,465,533
Richard M. Reich	16,668	192,120	95,022	31,800	1,034,056	287,963
Edward M. Bolesky	—	—	16,667	49,333	105,006	348,126
Donald G. Strange	20,000	168,271	82,462	31,800	885,999	287,963
Leonard E. Wechsler	—	—	63,000	39,000	669,065	343,105

(1)	Based on the fair market value of the Common Stock on December 31, 2003, which was $19.20, less the option exercise price.

Other Arrangements

Feinstein Employment Agreement

On May 1, 2003, the Company and Mr. Feinstein entered into an employment agreement for the position of President and Chief Executive Officer of the Company. The term of the agreement is five years, ending May 1, 2008, with annual extensions thereafter. Under the agreement, Mr. Feinstein’s annual base salary was initially set at $340,000, subject to annual review. In addition, Mr. Feinstein will be entitled to an annual cash bonus equal to 60% of his base salary, based on his achievement of corporate goals. In connection with this employment agreement, the Company granted Mr. Feinstein 72,000 shares of restricted stock and non-statutory stock options to purchase 90,000 shares of Common Stock. Both the restricted stock and the stock options will be subject to vesting at the rate of one-third of such shares on the third anniversary of the date of grant, one-third on the fourth anniversary of the date of grant, and one-third on the fifth anniversary of the date of grant.

Under the agreed terms, upon a change of control of the Company, Mr. Feinstein’s unvested stock options would vest in full. Unvested restricted stock held by Mr. Feinstein would vest upon a change of control only if the change of control share price is greater than the share price of the restricted stock at the time it was granted to Mr. Feinstein. In the event that Mr. Feinstein is terminated without cause, Mr. Feinstein would be entitled to two years’ base salary, based on his salary in effect as of the date of termination, plus two years’ annual cash bonus, based on the average of the two prior years. Mr. Feinstein would also receive benefits, such as medical and dental insurance, for a twenty-four month period following the date of termination. In the event of termination without cause, all of Mr. Feinstein’s then unvested options would vest. Only those shares of restricted stock that would vest within the twelve-month period following the date of termination would become vested.

Wechsler Employment Agreement

Pursuant to the terms of an employment agreement, effective as of January 1, 2000, between Leonard E. Wechsler and Lifeline Systems Canada, Inc., a subsidiary of the Company (“Lifeline Canada”), Mr. Wechsler became President of Lifeline Canada. Pursuant to the terms of Mr. Wechsler’s employment agreement, Mr. Wechsler is eligible to receive an annual performance bonus in accordance with the terms set forth in his employment agreement. In addition, Mr. Wechsler is eligible to receive an annual cash bonus based on his achievement of objectives set by the Chief Executive Officer of the Company and Mr. Wechsler at the beginning of the year. Mr. Wechsler is also eligible to receive a long-term performance bonus based on three-year revenue and income goals covering the term of the agreement. Mr. Wechsler’s employment agreement was renewed on January 1, 2003. Mr. Wechsler’s agreement contains change of control provisions that provide for a certain lump sum payment to him if within two years of a change of control of Lifeline Canada Mr. Wechsler’s employment is terminated without cause by Lifeline Canada, or its successor or Mr. Wechsler terminates his employment for certain reasons. These change of control provisions survive the expiration of the agreement so long as Mr. Wechsler is employed by Lifeline Canada.

Change of Control Agreements

Each of the Company’s executive officers, other than Mr. Feinstein and Mr. Wechsler, has entered into an agreement with the Company which provides that, if within 12 months of a change of control of the Company, such officer’s employment is terminated without cause or the officer terminates his or her employment with the Company due to a significant change in responsibilities or condition of employment, then such officer would be entitled to receive a payment equal to one year’s base salary then being paid to him or her.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of (i) the Center for Research in Security Prices (“CRSP”) Total Return Index for the Nasdaq National Market (U.S. Companies) (the “Nasdaq Composite Index”) and (ii) the CRSP Total Return Index for Nasdaq Health Services Stocks (“Nasdaq Health Services Stocks”). This graph assumes the investment of $100 on December 31, 1998 in the Company’s Common Stock, the Nasdaq Composite Index and the Nasdaq Health Services Stocks and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1999, 2000, 2001, 2002 and 2003.

	December 31,
	1998	1999	2000	2001	2002	2003
Lifeline Systems, Inc.	100.0	60.0	50.5	95.7	89.7	152.0
Nasdaq Composite Index (U.S. Companies)	100.0	185.4	118.8	88.8	61.4	91.8
Nasdaq Health Services Stocks	100.0	80.4	110.4	119.4	102.9	157.3

REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

The Compensation Committee of the Board of Directors is composed of the three undersigned non-employee directors and is responsible for the development and administration of the Company’s executive compensation policies and programs. The Compensation Committee determines and approves the salaries and cash incentive compensation of the executive officers of the Company. The Company also has a Stock Option Plans Committee, which is a subcommittee of the Compensation Committee. The Stock Option Plans Committee grants stock options and restricted stock to executives and other key employees of the Company and otherwise administers the Company’s stock incentive plans.

The objectives of the Company’s executive compensation program are as follows:

•	support the achievement of strategic goals and objectives of the Company,

•	attract and retain key executives critical to the long-term success of the Company, and

•	align the executive officers’ interests with the success of the Company.

Compensation Program

The Company’s executive compensation program consists of three principal elements:

•	base salary;

•	annual incentive compensation in the form of cash; and

•	long-term incentive compensation in the form of stock options or restricted stock.

Generally, the Company’s objective is to pay base compensation which is comparable to the fiftieth percentile base compensation offered to officers in similar positions at comparable companies, and to pay total compensation, including annual bonuses and long-term incentives such as stock options or restricted stock, comparable to the seventy-fifth percentile total compensation package offered to officers in similar positions at comparable companies.

The Company’s annual bonus plan is designed to create incentives for meeting pre-tax profit goals. The Compensation Committee establishes a target bonus amount, which would be paid out in full in the event that the Company achieves an established pre-tax profit level, and which would be paid out to a lesser or greater extent in the event that the goals are not met or are surpassed. No annual bonus is paid if the Company’s pre-tax profit falls below a minimum level established by the Compensation Committee.

Long-term incentives for executive officers and key employees are provided through stock awards. During the 2003 fiscal year, the Stock Options Committee determined to issue stock awards to the Company’s Chief Executive Officer in the form of both stock options and restricted stock. The objectives of this program are to align executive and stockholder long-term interest by creating a strong and direct link between executive compensation and stockholder return.

In selecting executives eligible to receive stock awards and determining the amount of such grants, the Compensation Committee evaluates a variety of factors, including (i) the job level of the executive, (ii) stock awards made by competitors to executives at a comparable job level, and (iii) past, current and prospective service to the Company rendered, or to be rendered, by the executive. Stock options are granted at an option price equal to the fair market value of the Company’s Common Stock on the date of grant and will only have value if the Company’s stock price increases. During the 2003 fiscal year, the Compensation Committee granted non-qualified options to Mr. Feinstein that vest in three equal installments commencing on the third anniversary of the date of grant and to its other executive officers that vest in three equal installments commencing on the first anniversary date of the grant.

Chief Executive Officer’s 2003 Compensation

Effective March 1, 2003, the Company’s President and Chief Executive Officer, Mr. Feinstein, received a base salary of $340,000. Mr. Feinstein’s salary is reviewed each year by the Compensation Committee, and was adjusted by the Compensation Committee to $360,000 effective March 1, 2004, based on the Company’s performance in 2003, a review of salary data for chief executive officers of comparable companies, at both the fiftieth and seventy-fifth percentile, and Mr. Feinstein’s performance and the scope of his responsibilities. In addition, Mr. Feinstein is eligible to receive a bonus equal to 60% of his base salary if the Company achieves the annual profit performance plan goals adopted by the Board of Directors. If the Company fails to meet or exceeds such goals, Mr. Feinstein is eligible to receive a bonus of less than or greater than 60% of his base salary, respectively.

The Company and Mr. Feinstein entered into a new, five-year employment agreement on May 1, 2003. The Compensation Committee believes that this agreement is important to retaining Mr. Feinstein’s services over the long-term. In connection with the employment agreement, the Company granted Mr. Feinstein 72,000 shares of restricted stock and non-statutory stock options to purchase 90,000 shares of Common Stock. Both the restricted stock and the options are subject to vesting, at the rate of one-third of such shares on the third anniversary of the date of grant, one-third on the fourth anniversary of the date of grant, and one-third on the fifth anniversary of the date of grant, subject to certain acceleration provisions in the event of a change of control or termination of Mr. Feinstein’s employment. The Compensation Committee concluded that it was in the best interests of stockholders to give Mr. Feinstein restricted stock in addition to stock options in order to retain Mr. Feinstein as the Company’s Chief Executive Officer and to effectively align his interests with those of investors. Due to the significant grant of stock options and restricted stock made to Mr. Feinstein in connection with his five-year employment agreement during the 2003 fiscal year, the Stock Options Committee does not intend to make any further grants of stock options or restricted stock to Mr. Feinstein until the 2006 fiscal year.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the corporation’s Chief Executive Officer and four other most highly compensated executive officers. The Company does not believe that Section 162(m) will generally have an effect on the Company, because of the current and expected compensation levels of its officers. However, the Compensation Committee intends to periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of its executive officer compensation (including its stock plans) to comply with certain exemptions provided in Section 162(m). To meet the requirements of Section 162(m), the Board has established the Stock Option Plans Committee to administer all of the Company’s stock option plans.

Compensation Committee

Joseph E. Kasputys, Ph.D., Chairman*

Ellen Feingold*

L. Dennis Shapiro

*  Member of the Stock Option Plans Committee

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the 2003 fiscal year were Dr. Kasputys, Mr. Shapiro and Ms. Feingold. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 2003 an officer or employee of the Company nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

None of the Company’s executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors for the 2003 fiscal year was composed of the four undersigned members, each of whom is an independent director, as defined by the Audit Committee’s charter and the rules of the Nasdaq Stock Market. The Audit Committee met five times during the 2003 fiscal year. The Audit Committee acts under a written charter which was first adopted in June 2000. On February 4, 2004, a new charter was adopted and approved by the Board of Directors, a copy of which is attached hereto as Appendix A.

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2003 and discussed these financial statements with management. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted accounting principles and issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with management and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to the Company’s stockholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting personnel.

The Audit Committee also reviewed and discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the audited financial statements and various communications that the Company’s independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 requires the Company’s independent auditors to discuss with the Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee discussed with the independent auditors their independence from the Company.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

Audit Committee

Everett N. Baldwin, Chairman

Carolyn C. Roberts

L. Dennis Shapiro

Gordon C. Vineyard, M.D.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF AUDITORS

Subject to ratification by the stockholders, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors of the Company for the Company’s 2004 fiscal year. Although stockholder approval of the Audit Committee’s selection of PricewaterhouseCoopers LLP is not required by law, the Audit Committee believes that it is advisable to give the stockholders an opportunity to ratify this selection. If this proposal is not approved, the Audit Committee will reconsider its selection of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

Independent Auditors’ Fees

The following is a summary of the fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered for the 2003 and 2002 fiscal years:

Fee Category	2003 Fiscal Year Fees	2002 Fiscal Year Fees
Audit Fees	$163,575	$168,825
Tax Fees	155,951	24,513

Total Fees	$319,526	$193,338

Audit Fees.    Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during the fiscal year indicated above.

Audit-Related Fees.    For the fiscal years ended December 31, 2003 and December 31, 2002, there were no services provided by PricewaterhouseCoopers LLP in this category.

Tax Fees.    Consists of fees billed for professional services for tax compliance, tax consultations and tax planning. For the fiscal year ended December 31, 2003, the following fees were billed by PricewaterhouseCoopers LLP in this category: $14,195 for services related to tax compliance and $141,756 for services related to tax consulting and tax planning. For the fiscal year ended December 31, 2002, PricewaterhouseCoopers LLP billed $24,513 for services related to tax consulting and tax planning.

All Other Fees.    For the fiscal years ended December 31, 2003 and December 31, 2002, there were no services provided by PricewaterhouseCoopers LLP in this category.

Audit Committee Policy on Pre-Approval of Services of Independent Auditors

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditors. Any approval of services by the chairman of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy card or in the instructions for authorizing the voting of your shares over the Internet or by telephone to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this regard.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or phone number: Lifeline Systems, Inc., 111 Lawrence Street Framingham, MA 01702-8156, Attention: Chief Financial Officer, (508) 988-1000. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Deadline for Submission of Stockholder Proposals

The Company expects to hold its 2005 Annual Meeting in May 2005 and to mail its proxy statement in connection therewith on or around April 1, 2005. Accordingly, stockholder proposals submitted pursuant to Rule 14a–8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for its 2005 Annual Meeting of Stockholders must be received by the Chief Financial Officer of the Company at the principal offices of the Company no later than December 4, 2004. Written notice of proposals of stockholders submitted outside the processes of Rule 14a–8 under the Exchange Act for consideration at the 2004 Annual Meeting must be received on or before February 16, 2005, in order to be considered timely for purposes of Rule 14a–4 under the Exchange Act.

Electronic Voting

If you own your shares of common stock of record, you may authorize the voting of your shares over the Internet or telephonically by following the instructions on the enclosed proxy card. Authorizations submitted over the Internet or by telephone must be received by 5:00 P.M. on May 3, 2004.

Use of these Internet or telephonic voting procedures constitutes your authorization of Registrar and Transfer Company to deliver a proxy card on your behalf to vote at the annual meeting in accordance with your Internet or telephonically communicated instructions.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a vote instruction form to you with this proxy statement, which you may use to direct how your shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

By Order of the Board of Directors,

JEFFREY A. STEIN, Clerk

Framingham, Massachusetts

April 1, 2004

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, YOU MAY AUTHORIZE YOUR VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix A

LIFELINE SYSTEMS, INC.

AUDIT COMMITTEE CHARTER

(adopted February 4, 2004)

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

1.    Number.  The Audit Committee shall consist of at least three members of the Board of Directors.

2.    Independence.  Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.    Financial Literacy.  Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.    Chair.  Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.    Compensation.  The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.    Selection and Removal.  Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditors, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditors’ report.

Oversight of Independent Auditors

1.    Selection.  The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditors. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditors it appoints.

2.    Independence.  The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditors describing all relationships between the auditors and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditors concerning any disclosed relationships or services that might impact the objectivity and independence of the auditors.

3.    Compensation.  The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditors. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditors established by the Audit Committee.

4.    Preapproval of Services.  The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditors or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditors; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.    Oversight.  The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditors, including resolution of disagreements between Company management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditors regarding:

–	critical accounting policies and practices;

–

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

–	other material written communications between the independent auditors and Company management.

Audited Financial Statements

6.    Review and Discussion.  The Audit Committee shall review and discuss with the Company’s management and independent auditors the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.    Recommendation to Board Regarding Financial Statements.  The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.    Audit Committee Report.  The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.    Independent Auditors Review of Interim Financial Statements.  The Audit Committee shall direct the independent auditors to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditors’ review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditors’ review of interim financial information.

Controls and Procedures

10.    Oversight.  The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

11.    Risk Management.  The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Audit Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

12.    Procedures for Complaints.  The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13.    Related-Party Transactions.  The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

14.    Additional Powers.  The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.    Meetings.  The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditors; and (ii) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.    Subcommittees.  The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.    Reports to Board.  The Audit Committee shall report regularly to the Board of Directors.

4.    Charter.  At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.    Independent Advisors.  The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.    Investigations.  The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.    Funding.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.    Annual Self-Evaluation.  At least annually, the Audit Committee shall evaluate its own performance.

REVOCABLE PROXY

Lifeline Systems, Inc.

ANNUAL MEETING OF STOCKHOLDERS

May 4, 2004

10:00 a.m. local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints L. Dennis Shapiro, Ronald Feinstein and Jeffrey A. Stein, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the capital stock of Lifeline Systems, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Tuesday, May 4, 2004 at 10:00 a.m. local time, and at any and all adjournment and adjournments thereof.

Should the undersigned be present and choose to vote at the Meeting or at any adjournment, or adjournments thereof, and after notification to the Chief Financial Officer of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Chief Financial Officer of the Company or by duly executing a proxy bearing a later date. This proxy may also be revoked by accessing the website noted below or by calling the number noted below and following the on-screen or audio instructions.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting and a Proxy Statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ê        FOLD AND DETACH HERE        ê

LIFELINE SYSTEMS, INC. — ANNUAL MEETING, MAY 4, 2004

YOUR VOTE IS IMPORTANT!

https://proxyvotenow.com/life

You can vote in one of three ways:

1.	Call toll free 1-866-530-2996 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/life and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Revocable Proxy

Lifeline Systems, Inc.

Please mark as indicated in this example.	☒

ANNUAL MEETING OF STOCKHOLDERS
MAY 4, 2004	For	Withhold All	For All Except		For	Against	Abstain
1. To elect three Class III Directors, each to hold office until the Annual Meeting of Stockholders in 2007 and until his or her successor is elected and qualified.	☐	☐	☐	2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2004.	☐	☐	☐
Nominees: (01) S. Ward Casscells, III, M.D. (03) Gordon C. Vineyard, M.D.	(02) Carolyn C. Roberts			3. To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2 SET FORTH HEREON.
The Board of Directors recommends a vote “FOR” proposals 1 and 2 listed above.

Change of address/comments

Please be sure to date and sign this Proxy in the box below.	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Sign above

*** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

éFOLD AND DETACH HERE IF YOU ARE VOTING BY MAILé

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By	Telephone (using a Touch-Tone Phone); or
2. By	Internet; or
3. By	Mail.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 5:00 p.m. Eastern Time on May 3, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 5:00 p.m. Eastern Time on May 3, 2004. 1-866-530-2996	Vote by Internet anytime prior to 5:00 p.m. Eastern Time on May 3, 2004 go to https://www.proxyvotenow.com/life

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!